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                                                                   EXHIBIT 10.73




                                THIRD AMENDMENT
                                ---------------


     This Third Amendment, dated as of December 8, 1997, is made and entered into between Microelectronic Packaging America (the "Borrower") and Citicorp USA, Inc. (the "Lender").




                                   WITNESSETH
                                   ----------


     WHEREAS, the Borrower has executed that certain Promissory Note dated May 13,1997, as amended by Amendment dated July 11, 1997 and by Second Amendment dated as of September 9, 1997 (as so amended, the "Note"); and

     WHEREAS, the Borrower and Lender desire to amend the Note in certain respects;

     NOW THEREFORE, in consideration of the premises and of the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


     SECTION 1.  Amendments.    As of September 9, 1997, the Note is amended as
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follows:

     (a) The third line of the first paragraph of the Note is amended by deleting the date "December 8, 1997" and substituting therefore the date "January 30, 1998".

     (b) The sixth line of the first paragraph of the Note is amended by adding the words "December 8, 1997 and on" immediately after the words "payable on September 9, 1997 and on".

     (c) The seventh line of the first paragraph of the Note is amended by deleting the interest rate "6. 71875" and substituting therefor the interest rate "6.9375".

     (d) The penultimate line of the first paragraph of the Note is amended by deleting the interest rate "8.71875" and substituting therefor the interest rate "8.9375".


     SECTION 2.  Legal Obligation.  The Borrower represents and warrants to the
                 ----------------
Lender that this Amendment has been duly authorized, executed and delivered on its behalf, and that the Note, as amended hereby, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.


     SECTION 5.   Ratification.   Except as expressly amended hereby, the Note
                  ------------
shall remain in full force and effect. The Note, as amended hereby, and all rights and powers created thereby or thereunder, are in all respects ratified and confirmed.

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     SECTION 6.   Miscellaneous.
                  -------------

     (a) The Note and this Third Amendment shall be read, taken and construed as one and the same instrument.

     (b) This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     (c) Any references in the Note to "this Promissory Note", "hereunder", "herein" or words of like import referring to the Note, shall mean and be a reference to the Note as amended hereby.

     (d) This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.




                       MICROELECTRONIC PACKAGING AMERICA


                       By  /s/ Denis J. Trafecanty
                         ------------------------------
                         Title: Senior Vice President



                       CITICORP USA, INC.


                       By  /s/ James J. Sheridan
                         ------------------------------
                         Title: Vice President

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